Leidos to Acquire Dynetics December 17, 2019

Cautionary Statement Regarding Forward-Looking Statements The forward-looking statements contained in this presentation involve risks and uncertainties that may affect Leidos’ operations, markets, products, services, prices and other factors as discussed in filings with the Securities and Exchange Commission (the “SEC”). Without limiting the foregoing, forward-looking statements often use words such as “believe,” “anticipate,” “plan,” “expect,” “estimate,” “intend,” “seek,” “project,” “target,” “goal,” “may,” “will,” “would,” “could,” “should,” “can,” “continue” and other words of similar meaning in connection with a discussion of the Transaction or future operating or financial performance or events. These risks and uncertainties include, but are not limited to, economic, competitive, legal, governmental and technological factors. Accordingly, there is no assurance that the expectations of Leidos will be realized. This presentation also contains statements about the proposed acquisition of Dynetics that are based on assumptions currently believed to be valid but involve significant risks and uncertainties, many of which are beyond Leidos’ control, which could cause Leidos’ actual results to differ materially from these forward-looking statements with respect to the Transaction, including risks relating to the completion of the Transaction on anticipated terms and timing, including regulatory approvals, anticipated tax treatment, ability to retain key personnel, the dependency of the Transaction on market conditions and the impact of a change in market conditions on the value to be received in the Transaction, unforeseen liabilities, future capital expenditures, uncertainty as to the expected financial condition and economic performance of the company following the closing, including future revenues, expenses, earnings, indebtedness, losses, prospects, business strategies for the management, expansion and growth of the company following the closing, Leidos’ ability to integrate the businesses successfully and to achieve anticipated synergies, and the risk that disruptions from the Transaction will harm Leidos’ business. While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Leidos’ consolidated financial condition, results of operations or liquidity. For a discussion identifying additional important factors that could cause actual results to vary materially from those anticipated in the forward-looking statements, see Leidos’ filings with the SEC, including “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Leidos’ annual report on Form 10-K for the year ended December 2018, and in its quarterly reports on Form 10-Q which are available at http://www.Leidos.com and at the SEC’s web site at http://www.sec.gov. The forward-looking statements contained in this presentation are made only as of the date of this presentation. Readers are cautioned not to put undue reliance on forward-looking statements. Leidos assumes no obligation to provide revisions or updates to any forward-looking statements should circumstances change, except as otherwise required by securities and other applicable laws. 2 2

Terms $ Financing • Total cash price of $1.65 billion • Transaction will be funded through cash on hand and incremental debt • Tax asset of ~$265 million • Net leverage ratio of ~3.1x expected at • Represents forward EBITDA multiple close of ~12.6x times, adjusted for the tax asset • No impact expected to investment- Transaction grade credit rating Overview Financial Timing & Closing Benefits Conditions • Immediately accretive to revenue • Unanimously approved by the Boards growth, EBITDA margins and non- of Directors of both companies GAAP EPS • Closing expected by end of Q1 2020 • Subject to customary closing conditions, including regulatory approvals 3

Dynetics:

An Industry-Leading Applied Research & National Security Solutions Company

Overview

Headquartered in **Huntsville, AL**

Founded in **1974**

2,300 employees nationwide; 100% employee ownership

Highlights

- Leading provider of high-technology, mission-critical services and solutions to U.S. Government customers
- Capabilities in Rapid Prototyping, Agile System Integration/Production, Threat System Analysis/Emulation, Contract R&D
- Proven history addressing the nation's most challenging and technologically advanced missions

Revenue by Capability (CY20E)



Hypersonics & Space Solutions ~25%
Intelligence & Electronic Warfare ~25%
Weapons Technology ~30%
Avionics, Unmanned & Other Solutions ~20%

Hypersonics & Space Solutions

Common Hypersonic Glide Body Prime, Long Range Hypersonic Weapon Subcontractor, Universal Stage Adapter Developer

Intelligence & EW

Unrivaled Threat Knowledge & Weapon System Emulators

Avionics, Unmanned & Advanced Engr. Solutions

Radar Expertise with Prototype and Test Bed Assets

Weapons Technology

Unmanned & Counter Unmanned System Technologies, Small Glide Munitions

4
leidos

Transaction Provides Three Key Strategic Benefits Provides Innovative Rapidly Expands Increases Penetration Capabilities in Secure Agile with Key Customers High-Growth Areas Production Capability Addition of Dynetics adds Co-located secure Expands footprint with complementary production, test and strategic customers Hypersonic, Space and assembly facilities including Army, DARPA, Weapons solutions increase ability to offer Defense Intelligence product-centric solutions Agency (DIA), FBI, NASA, and SOCOM 5

Rapidly Expands Secure Production & Prototyping Capabilities • 350,000+ square feet of production, assembly, and test facilities • Classified production capability • Rapid prototyping enabled through high mix/low-volume product lines Insert Image • Facilities support full-cycle product development from concept through assembly, testing and production Co-located secure production, test and assembly facilities increase solutions offerings 6

Unites Two Highly-Skilled Workforces to Enhance Value for Customers 34,000 ~40% ~65% 13K employees with STEM with bachelor’s Cleared Employees degrees degree or higher 2,300 >50% >75% >1.5K employees with STEM with bachelor’s Cleared Employees degrees degree or higher Customers will benefit from the deep technical expertise and talent of the combined companies 7

Provides Significant Near- and Long-Term Financial Benefits

Accelerates Growth In Key Markets

Dynetics' addressable market areas projected to grow in excess of the federal budget

Dynetics' 3-year historical revenue CAGR of > 20%

Expect to add ~$1 billion of annualized revenue in 2020

Higher Margin Portfolio

Dynetics' portfolio of programs is drives LDOS' EBITDA margin higher

Dynetics' margin expected to expand as key programs transition to higher volumes

Margin expectations embed minimal cost synergies

Immediate Earnings Accretion

Immediately accretive to non-GAAP EPS

Expect to add over $110 million of annualized adjusted EBITDA in 2020

Expect ~$40 million of one-time pre-tax transaction related expenses; ~$32 million after tax

High Cash Efficiency

Capital-light business model aligns with Leidos' with capex <2% of annual revenue

Transaction structure enables ~$265 million tax asset

Expect 100%+ cash conversion of Non-GAAP Net Income to Cash Flow from Operations

8 leidos

Transaction Creates Value for All Stakeholders Shareholders Customers Employees Expanded addressable market Increases differentiated technologies Shared values and commitment increases growth potential and capabilities to customer mission Accretive to margin and earnings Strengthens agile manufacturing Employee-owned and capabilities and enables secure technology-focused culture Continued strong cash flow manufacturing aligns with Leidos’ legacy Expands software-enabled mission Increases career development solutions opportunities 9

Appendix

Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures, such as non-GAAP operating income, non-GAAP operating margin, non-GAAP effective tax rate, non-GAAP diluted earnings per share (EPS), adjusted earnings before interest, taxes, depreciation and amortization (EBITDA), adjusted EBITDA margin and free cash flow. These are not measures of financial performance under generally accepted accounting principles in the U.S. ("GAAP") and, accordingly, these measures should not be considered in isolation or as a substitute for the comparable GAAP measures and should be read in conjunction with the Company's consolidated financial statements prepared in accordance with GAAP. Management believes that these non-GAAP measures provide another measure of the Company's results of operations and financial condition, including its ability to comply with financial covenants. These non-GAAP measures are frequently used by financial analysts covering Leidos and its peers. The Company’s computation of its non-GAAP measures may not be comparable to similarly titled measures reported by other companies, thus limiting their use for comparability. Leidos does not provide a reconciliation of forward-looking adjusted EBITDA margins (non-GAAP) or non-GAAP diluted EPS to GAAP net income, due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation. Because certain deductions for non-GAAP exclusions used to calculate projected net income may vary significantly based on actual events, Leidos is not able to forecast on a GAAP basis with reasonable certainty all deductions needed in order to provide a GAAP calculation of projected net income at this time. The amounts of these deductions may be material and, therefore, could result in projected GAAP net income and diluted EPS being materially less than projected adjusted EBITDA margins (non- GAAP) and non-GAAP diluted EPS. 11

Definition of Non-GAAP Financial Measures Non-GAAP operating income is computed by excluding the following items from net income: (i) non-operating expense, net; (ii) income tax expense, and (iii) the following discrete items:  Integration and restructuring costs - Represents integration, lease termination and severance costs related to the Company’s acquisitions.  Amortization of acquired intangible assets - Represents the amortization of the fair value of the acquired intangible assets.  Amortization of equity method investment - Represents the amortization of the fair value of the acquired equity method investment.  Gain on sale of business - Represents the net gain on sale of businesses.  Asset impairment charges - Represents impairments of long-lived tangible assets.  Other tax adjustments - Represents discrete tax items. Non-GAAP operating margin is computed by dividing non-GAAP operating income by revenue. Non-GAAP effective tax rate is computed by using the effective GAAP tax rate plus the tax impact of the non-GAAP items calculated using an estimated statutory tax rate. Non-GAAP EPS is computed by dividing net income, adjusted for the discrete items as identified above and the related tax impacts, by the diluted weighted average number of common shares outstanding. Adjusted EBITDA is computed by excluding the following items from income before income taxes: (i) discrete items as identified above; (ii) interest expense; (iii) interest income; (iv) depreciation expense; and (v) amortization of intangibles. Adjusted EBITDA margin is computed by dividing adjusted EBITDA by revenue. Free cash flow is computed by subtracting capital expenditures from cash flows from operations. 12